SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2018

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 29, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Ultra Clean Holdings, Inc. (the “Company”) adopted the 2018 Management Bonus Plan (the “Plan”), effective commencing with the Company’s fiscal year 2018, beginning in the Company’s first quarter of fiscal 2018.

The Company’s executive officers will be eligible to participant in the Plan which provides for the opportunity to earn quarterly and annual bonuses based on corporate and individual performance during the fiscal year. Executive officers will be eligible for cash bonuses (1) on a quarterly basis based on a multiple (from 0 to 2 times) of 85% of their annual target cash incentive opportunity (established as a percentage of each such executive officer’s base salary, referred to as the “Target Bonus”) based on corporate performance against corporate goals and objectives for the applicable quarterly measurement period, as approved by the Compensation Committee and (2) on an annual basis based on a multiple (from 0 to 1 times) of 15% of their Target Bonus based on individual performance against individual goals and objectives for the annual measurement period, as approved by the Compensation Committee.

Corporate goals and objectives may include goals and objectives relating to operational performance (e.g., quality and delivery performance), revenue growth, implementation of strategic programs, financial results as compared to the Company’s annual operating plan, and human resource initiatives. Individual goals and objectives are tailored to each executive officer’s position and are designed to award performance based on the individual’s contribution to the Company’s growth, financial performance, structural organization and achievement of strategic initiatives.

Each quarterly and annual bonus will be paid as soon as reasonably practicable following approval by the Chief Executive Officer, Chief Financial Officer and the Committee on a quarterly or annual basis, as applicable, but in no event later than March 15 of the year following the applicable performance year. Each quarterly and annual bonus under the Plan shall also be reviewed and approved by the Company’s Chief Executive Officer, Chief Financial Officer and the Compensation Committee on a quarterly or annual basis, as applicable, prior to payout. The Compensation Committee may increase or decrease bonuses calculated under the Plan in its discretion based on corporate or individual performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	April 2, 2018	By:	/s/ James Scholhamer
			Name:	James Scholhamer
			Title:	Chief Executive Officer